1 Investor Presentation March 2026 NETSTREIT

Disclaimer 2 This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this presentation may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements, or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2025, filed with the SEC on February 10, 2026, and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation. New risks and uncertainties may arise over time, and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, FFO, Core FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, Annualized Adjusted EBITDAre, Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, Net Debt, Adjusted Net Debt, and Adjusted Net Debt. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing its financial results with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Certain other amounts that appear in this presentation may not sum due to rounding.

Investment Highlights & Business Update 3 Source: Company data and balance sheet as of December 31, 2025, unless otherwise noted. Figures represent percentage of ABR unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 1. Represents tenants with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC. 2. See slides 4 and 13 for further details. 3. Reflects the impact of 21.6 million unsettled forward shares as of December 31, 2025, 2.6 million ATM shares sold QTD in 1Q’26, and 12.6 million unsettled forward shares from our follow-on offering in February 2026; total net proceeds equal $650 million. 4. Includes the $150 million of undrawn term loan balance from the $250 million senior unsecured term loan. 87% Necessity, Discount, and Service-Oriented Tenants 99.9% Occupancy 3.8x Unit-Level Rent Coverage2 $1.3 billion Total PF Liquidity3,4 2.5x PF Adj. Net Debt3 / Annualized Adj. EBITDAre Focused on growing portfolio with high quality tenants that offer strong credit profiles and provide consistent performance through various economic cycles Proven track record of full occupancy and strong unit-level coverage; NTST’s lone vacancy has received strong interest from multiple retailers above the prior rent Long weighted average lease term and de minimis intermediate-term lease expirations within the pharmacy and dollar store industries Low leverage with no intermediate-term debt maturities $373 million of unsettled forward equity at 4Q’25-end $287 million of gross forward equity sold QTD in 1Q’26 High Credit Quality & Resilient Net Lease Portfolio Well Capitalized Balance Sheet 58% Investment Grade (IG) and Investment Grade Profile (IGP)1 7.1% Wtd. Avg. Cash Yield Since 3Q’20 Strong investment pace since 2020 with a solid pipeline of investment opportunities at attractive cash yields $657 million of gross investments completed in FY’25 Proven ability to source resilient investments as evidenced by our de minimis historical credit loss Proven Ability to Source Attractive Investment Opportunities 2028 First Term Loan Maturity $108 million Avg. Net Investments Per Quarter Since 3Q’20 16% PF Adj. Net Debt3 / Undepreciated Gross Assets 3bps Annual Credit Loss over Six Yrs2 7.5% Wtd. Avg Cash Yield In FY’25 10.1 Years Weighted Average Lease Term (WALT) 14bps Pharmacy & Dollar Store ABR Expiring Thru YE’28

$- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2Q'23 Pre-Bankruptcy Post-Bankruptcy Current & Former Big Lots Assets Disposed Assets Annualized Credit Loss Experience vs. Peers De Minimis Historical Annualized Credit Loss Since Inception 4 Since NETSTREIT’s initial equity raise in 4Q’19, only one portfolio tenant – Big Lots – has experienced a credit event, which is projected to cause $367K1 in lost ABR for 3bps of annualized credit loss in six years Big Lots Historical ABR Source: Company data as of December 31, 2025. 1. Post bankruptcy rent loss with Big Lots is calculated using management’s expected recovery on its vacant Big Lots asset in Bowie, MD, which remains subject to final lease negotiations. In 2H’23, NTST disposed of three underperforming assets leased to Big Lots with $850K in ABR; post bankruptcy all three assets are vacant After six years of existence, NTST has lost just $367K1 of ABR from credit events "Historically, our longer-term average is closer to 25bps” (1Q‘24 Earnings Transcript) Peer Commentary on Annualized Credit Loss “Historically, both under assumptions but also realized credit loss…we've probably been more in the 50bps to 75bps range” (1Q’25 Citi Conference Transcript) “We provided some good credit loss statistics in our NAREIT deck of 30bps per annum is our historical experience” (3Q’24 Earnings Transcript) “Historically, our credit loss typically runs in the kind of the 30bps to 50bps kind of range” (4Q’24 Earnings Transcript) “Historically about how when you exclude the pandemic, we’ve been right there around 25bps of credit loss in a given year as a % of revenue” (3Q’24 Earnings Transcript) With Big Lots footprint shrinking to ≈200 stores from ≈1,400 stores post bankruptcy (15% acceptance rate), NETSTREIT’s 87.5% acceptance rate (7 of 8 leases accepted/assigned in bankruptcy) was significantly better than all other multi-unit landlords

4.8% 4.7% 4.3% 3.8% 3.6% 3.5% 2.5% 2.5% 2.5% 2.3% A Portfolio Overview High-Quality, Diversified Portfolio Consisting of 58.3% IG and IG Profile Tenants Across 45 States 5 Source: Company data as of December 31, 2025, unless otherwise noted. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Percentage represents investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody’s), or NAIC2 (National Association of Insurance Commissioners) or higher, and investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody’s, Fitch, or NAIC. 3. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivable. 4. Speedfast is a convenience store brand owned by United Lone Enterprises. Key Portfolio Stats Investments1 758 States 45 Portfolio Square Feet (in millions) 13.7 Tenants 129 Retail Sectors 28 % Occupancy 99.9% % IG and IG Profile Tenants (by ABR)2 58.3% WALT (Years)3 10.1 Lease Turnover Through 2027 (by ABR) 2.4% National Footprint in Attractive Markets Top 10 Tenants by % of ABR Investment Grade BBB Sub-Investment Grade (unrated)≥1% and <3% ABR <1% ABR ≥5% ABR ≥3% and <5% ABR 0% ABR AK HI WA OR MT CA AZ WY NV ID UT CO NM TX OK ND SD NE KS LA AR MO IA MN WI IL IN MI OH KY TN FL MS AL GA SC NC VAWV PA DE NJ NY ME VTNH MA MD CT RI SIG (unrated) Baa1 BBB SIG (unrated) IG Profile AA BBB+ SIG (unrated) Investment Grade Profile 4

Dollar Stores: Convenience Stores: Home Improvement: 8.8% Grocery: 14.0% 1 Portfolio Diversification In Defensive Retail Sectors Nationally Diversified Portfolio Primarily Comprised of Recession Resilient Retail Tenants Source: Company data as of December 31, 2025. All figures represent percentage of ABR. Due to rounding, respective defensive retail sector exposure may not precisely reflect the absolute figures. Top Industries44.5% Necessity 13.1% Discount 12.9% Other 8.6% 3 13.7% 2 4 Drug Stores & Pharmacies: 7.3% 5 29.6% Service 87.1% ABR Necessity Discount Service 6

Resilient, Cycle-Tested Investment Grade Credit Tenants with Durable Cash Flows1 >60% 58.3% (44.3% IG and 14.0% IGP) Granular Assets in Highly Fragmented, Undercapitalized Market Segment $3.7 million Avg. Asset Size $1 to $10 million Avg. Asset Size Net Lease Retail Assets with Long Lease Term Benefiting From Contractual Rent Growth ~10 Year WALT 10.1 Year WALT2 Diversification by Industry, Tenant, State1 <15% Industry <50% Top 10 Tenants <15% State 14.0% Industry 34.5% Top 10 Tenants 17.3% State Significant Focus on Fundamental Real Estate Underwriting Attractive cost basis with durable valuation supported by market rents and demos, physical structure and location, and alternative use analyses 7 Source: Company data as of December 31, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 1. Portfolio statistics as a percentage of ABR. 2. Weighted by ABR; excludes lease extension options and investments that secure mortgage loans receivables. Current MetricsInvestment Philosophy Portfolio Strategy Defensive Tenancy in Necessity-Based and E-commerce-Resistant Retail Industries1 87.1%Primarily Consistent Investment Approach Disciplined and Deliberate Portfolio Construction

“Market-Taker Assets” 8 Inefficiently Priced Assets TYPICAL TRANSACTION - Well marketed transaction - Straight-forward transaction - Ability to finance transaction - Highly competitive, well capitalized investors TYPICAL TRANSACTION - Not highly marketed - May involve transaction structuring that limits buyer pool - Limited financing options - Less competitive Efficiently Priced Assets Acquisition Strategy – Bell Curve Investing Acquisition Strategy is Focused on Inefficiently Priced Assets Where Risk Adjusted Returns are Higher

9 Real Estate Valuation Unit-Level Profitability • Review underlying key real estate metrics to maximize re- leasing potential • Location analysis • Alternative use analysis • Determine rent coverage (target >2.0x) and cost variability • Assess volatility and likelihood of cash flow weakness C B Tenant Credit Underwriting • Evaluate corporate level financials • Assess business risks • Determine ownership/sponsorship • Rigorous credit underwriting A Le ve l o f U nd er w rit in g Em ph as is Stringent Three-Part Underwriting Process Our Three-Pronged Approach Results in Superior Downside Protection

Investment Grade (rated) Investment Grade Profile (unrated) Sub-IG (rated) & Sub-IG Profile (unrated) Description • Validated financial strength and stability • Professional management with standardized operational practices • Focus on corporate guarantee credit • Lower relative yields • Higher competition for deals • IG-caliber balance sheets without explicit rating • Threshold metrics: • At least $1B in sales • Debt / adjusted EBITDA of less than 2.0x • Well-capitalized retailers • National footprint with strong brand equity • Focus on real estate quality / unit- level profitability • Higher relative yields • Lower competition for deals Durability • Coverage and credit enhancements required given more susceptible to market disruptions % Of ABR 44.3% 14.0% 41.7% Lease Terms (WALT, Rent Bumps, etc.) Less negotiating leverage More negotiating leverage Most negotiating leverage Representative Tenants 10 Source: Company data as of December 31, 2025, unless otherwise noted. Due to rounding, respective percentage of credit rating may not precisely reflect the absolute figures. 58.3% IG and IG Profile Defensive, consistent performance through economic cycles Strong Tenant Credit Underwriting Credit-Focused Underwriting Approach Drives Stable Revenue and Long-Term Return on Investment

11 Market-Level Considerations Property-Level Considerations • Fungibility of building for alternative uses • Replacement cost • Location analysis • Traffic counts • Nearby uses and traffic drivers, complementary nature thereof • Accessibility and parking capacity • Ingress and egress • Visibility / signage • Vacancy analysis • Marketability of the real estate without current tenant • List of likely replacement tenants • Rent analysis • Market rent versus in-place rent • Demographic analysis • Current demographics plus trends and forecasts • Competitive analysis • Market position versus competing retail corridors Real Estate Valuation Real Estate Closely Follows Credit as a Top Priority: We Utilize a Ground-Up Framework Rooted in Real Estate Fundamentals to Underpin Valuation and Further Quantify the Upside Potential of an Investment

12 Obtain Financial Info Perform Financial Analysis2 Assess Investment Merits1 3 • Provides clarity into location-specific performance • Analyze store demand dynamics, cost structure and liquidity profile • Determine whether property meets investment criteria • Obtain unit-level financial information from parent company if possible • If financials are not provided, utilize data provided by third party vendors to estimate sales by location • Third party data includes: • Cell phone traffic • Point of sales (POS) data • Triangulate P&L based on available information • Foot traffic • Sales • EBITDAR margin • Rent • Account for variability in business model cost structure • Higher proportion of fixed costs = more variability in rent coverage • Determine store ranking within tenant’s broader operating portfolio based on estimated sales Key Unit-Level Investment Criteria Target Rent Coverage of 2.0x on a Stabilized Basis  Higher Variable Cost Structure Ranks in Top Half of Tenant’s Store Portfolio Unit-Level Profitability Assess Unit-Level Financial Performance to Focus on Properties with Strong Rent Coverage and Higher Variability in Operating Costs

Portfolio Health Statistics Durability Evidenced by Creditworthy Tenants with Large Revenue Bases and Strong Unit-Level Coverage 13 Source: Company data as of December 31, 2025. “NR” stands for not reported. Please note that 0.4% of the non-reporting coverage tranche includes newly built locations that are required to provide unit-level financial information in the future. 1. Unit-level rent coverage is calculated using a.) unit-level financial reporting, which represents 35.8% of ABR, or b.) Placer.ai adjusted sales and corporate EBITDA margins, where unit level reporting is not required by a lease. 2. The chart illustrates the ABR attributable to leases with tenants having specified implied credit ratings based on their Moody’s EDF-X scores. Moody’s equates the EDF scores generated using EDF-X with a corresponding credit rating. For those tenants with an actual credit rating from S&P, Moody’s, Fitch, or the National Association of Insurance Commissioners, the higher of the actual or implied credit rating is used. 3. Excludes investments that secure mortgage loans receivable and one vacant property. 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% NR <1.00 1.00-1.49 1.50-1.99 >2.00 >2.00x: 79.7% 1.50-1.99x: 11.8% 1.00-1.49x: 4.0% <1.00x :1.2% NR, 3.4% 3% 15% 3% 6% 12% 13% 26% 23% 0% 5% 10% 15% 20% 25% 30% % of ABR by Tenant Revenue Tranche % of ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Tenant Credit2 Unit-Level Coverage by Lease Expiration3 >79% of our tenants generate >$1B in annual revenue Our weighted average unit-level coverage for the portfolio is 3.8x ABR expiring through 2029 has coverage of 5.1x 91% of our ABR has unit- level coverage >1.5x 0% 5% 10% 15% 20% 25% 30% NR <1.00 1.00-1.49 1.50-1.99 >2.00

14 Source: Company filings from August 2020 through December 31, 2025. 1. Investments that have investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody’s, or NAIC. 2. Excludes lease extension options and investments that secure mortgage loans receivable. 3. Assumes cash cap rate is 30bps lower than reported GAAP cap rate. Gross Volume ($ in millions) $2,867 $7,408 $3,825 $1,609 $5,848 Investment Grade % 52.2% 66.9% NA NA NA Investment Grade Profile1% 13.0% NA NA NA NA IG + IG Profile % 65.2% NA NA NA NA WALT2 12.0 10.1 13.1 11.1 15.9 Weighted Average Cash Yield 7.1% 6.4%3 7.1% 6.7% 7.6% History of Sourcing Investments at Attractive Yields Consistently Invested at Above-Market Yields Despite Focus on High-Quality Tenants Sourcing Volume Since 3Q’20

15 Investment Activity Summary Details Source: Company data as of December 31, 2025. 1. Includes acquisitions, mortgage loans receivable, and completed developments. 2. Excludes lease extension options and investments that secure mortgage loans receivable. Investments1 Number of Investments 42 28 33 52 25 32 50 57 Average Investment $3,076 $4,133 $4,593 $3,752 $3,627 $3,658 $4,078 $4,306 Cash Cap Rates 7.5% 7.5% 7.5% 7.4% 7.7% 7.8% 7.4% 7.5% IG + IGP % 84.8% 39.1% 52.4% 51.2% 65.9% 25.7% 33.4% 33.9% Weighted Average Lease Term2 11.5 16.7 12.5 14.0 9.2 15.7 13.4 15.0 $129,207 $115,734 $151,555 $195,079 $90,680 $117,063 $203,907 $245,431 $0 $40,000 $80,000 $120,000 $160,000 $200,000 $240,000 $280,000 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 G ro ss In ve st m en t A ct iv ity ($ 00 0s )

16 Disposition Activity Summary Details Source: Company data as of December 31, 2025. 1. Excludes vacant properties. Dispositions Cash Cap Rates1 6.8% 6.8% 7.3% 7.1% 7.3% 6.5% 7.2% 6.9% Number of Investments 12 6 8 30 16 20 24 17 Weighted Average Lease Term 10.3 10.3 9.9 11.4 10.0 9.3 11.8 11.2 $21,600 $12,707 $24,105 $59,337 $40,293 $60,391 $37,769 $40,414 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 D is po si tio n Ac tiv ity ($ 00 0s )

17 Source: Company data as of December 31, 2025. Since inception, the Company has disposed of 218 properties totaling $540 million, which has materially improved portfolio performance metrics such as tenant quality, WALT, and geographic diversity Identify properties not meeting strategy and/or risk management criteria (i.e. rent coverage) Periodically review all properties for changes in performance, credit, and local conditions Leverage 1031 exchange transfers where possible to access deep, non- institutional market for portfolio optimization Strategic Recycling Perpetual Stratification Active Monitoring Identify Active Asset Management Continuously Track Property Performance to Stratify Portfolio and Ensure a Secure Rental Stream

Source: Company data as December 31, 2025, unless otherwise noted. 1. Reflects the impact of 21.6 million unsettled forward shares as of December 31, 2025, 2.6 million ATM shares sold QTD in 1Q’26, and 12.6 million unsettled forward shares from our follow-on offering in February 2026; total net proceeds equal $650 million. 2. Includes the $150 million of undrawn term loan balance from the $250 million senior unsecured term loan. Conservative Balance Sheet with Strong Liquidity Balance Sheet Positioned for Growth Given Strong Liquidity Profile and Low Leverage Position 18 Abundant Liquidity to Support Growth: $1.3 billion in total PF liquidity1,2 Well-Staggered Debt Maturity Profile: Increased weighted average debt maturity to 3.9 years; no term loan maturities expected until 2028 Unsecured Balance Sheet: Asset base is over 99% unencumbered Low Leverage: PF Adjusted Net Debt1 / Annualized Adjusted EBITDAre of 2.5x Debt Maturity Schedule $200 $250 $350 $500 $8 $200 $100 $150 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2026 2027 2028 2029 2030 2031 2032 In M illi on s Term Loan RCF Capacity Mortgage Note

97% 30% 77% 27% 30% 59% 13% 15% 6% 45% 3% 43% 30% 13% FCPT NTST EPRT ADC O NNN Service Discount Necessity 2.4% 7.6% 13.0% 13.3% 17.9% 22.5% EPRT NTST ADC NNN O FCPT 44% 67% 53% 32% 13% 0% ADC FCPT NTST O NNN EPRT 5.1x 3.8x 3.6x NR NR NR FCPT NTST EPRT O NNN ADC Source: Public filings as of December 31, 2025. 1. Examples of service includes convenience stores, quick service restaurants, automotive service, and health and fitness. Examples of discount include dollar store and discount retail. Examples of necessity include, drug stores & pharmacy, home improvement, auto parts, and banking. Realty Income’s portfolio composition reflects their Top 20 industries only as they no longer disclose their complete list of industries. 2. Unit-level rent coverage is calculated using a.) unit-level financial reporting or b.) Placer.ai adjusted sales and corporate EBITDA margins, where unit level reporting is not required by a lease. Portfolio Highlights Relative to Peers NTST’s Stable & Predictable Cash Flow Profile Drives Superior Risk-Adjusted Returns Lease Rollover Through 2028 Unit-Level Rent Coverage Investment Grade % Portfolio Composition1 19 14.4 10.1 7.8 10.2 8.8 6.9 Weighted-Average Lease Term 63% 97%2 99% NR NR NR Unit-Level Financial Reporting

8.5% 5.1% 5.0% 4.2% 3.7% 3.5% 3.4% 3.2% 3.2% 3.0% 9.0% 8.7% 5.4% 5.4% 4.5% 3.4% 3.3% 3.0% NA NA Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of February 27, 2026. Capitalization data as of 4Q’25. 1. AFFO per share growth CAGR is calculated using 2021A and 2025A AFFO per share. 2. FVR’s common stock began trading on the New York Stock Exchange on October 2, 2024. 3. During 2023, WPC spun-off NLOP. Year-over-year growth not comparable. Consensus WPC RemainCo 2023A AFFO not available. 4. 2026E AFFO per share growth is calculated using FactSet mean 2026E AFFO per share estimates and 2025A AFFO per share estimates. 5. Net Debt is adjusted for forward equity. For NTST, net debt is further adjusted to include the impact of ATM sales in 1Q’26 and our February 2026 follow-on. 6. 2026E AFFO per share multiple calculated using current price per share and FactSet mean 2026E AFFO per share estimates. Adj. Net Debt / EBITDA5 Multiple and Earnings Growth Comparison Relative Valuation and Growth Remains Stable 20 AFFO per Share Growth CAGR1 (2021-2025) 2026E AFFO per Share Growth4 2026E AFFO per Share Multiple6 32 2.5x 3.8x 3.8x 4.8x 4.9x 5.4x 5.6x 5.6x 5.6x 5.8x 17.7x 16.6x 15.2x 15.1x 14.5x 13.9x 13.1x 12.9x 12.8x 12.5x

Implied Cap Rate G&A Adjusted Implied Cap Rate2 2026E AFFO Multiple 5.0% 4.6% 17.7x 5.7% 5.3% 16.6x 6.0% 5.9% 15.2x 6.1% 5.6% 15.1x 6.4% 5.8% 13.9x 6.6% 6.4% 12.8x Average ex NTST 6.0% 5.6% 15.2x (unaudited, in millions) Three Months Ended, December 31, 2025 NOI - Property $43.7 Straight-line Rental Adjustments (1.5) Amortization of Lease-Related Intangibles (0.0) Cash NOI - Property 42.1 Intraquarter Net Investment Activity 2.9 Normalized Cash NOI - Property 45.0 Annualized Normalized Cash NOI - Property $180.0 Applied Cap Rate 6.00% 5.75% 5.50% 5.25% 5.00% Implied Real Estate Value $3,000 $3,130 $3,273 $3,429 $3,600 Mortgage Loan Receivable 142.5 Property Under Development 5.5 Other Tangible Assets 63.1 Net Debt1 (720.5) Other Tangible Liabilities (42.6) Implied Equity Value $2,448 $2,578 $2,721 $2,877 $3,048 Fully Diluted Shares Outstanding 93.5 Unsettled Forward Shares1 21.6 Implied Equity Value per Share $21.27 $22.40 $23.64 $24.99 $26.48 Applied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation Applied Nominal Cap Rate – Sensitivity Analysis 21 Peer Benchmarking Source: Public filings, FactSet and S&P Capital IQ. Note: Capitalization data as of December 31, 2025. Market data as of February 27, 2026. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and NTST may not be comparable. 1. Assumes 21.6 million of unsettled forward equity shares were settled for cash on December 31, 2025, at a weighted average net settlement price of $17.26 per share. 2. (NOI – TTM G&A) / Implied Real Estate Value.

22 Corporate Responsibility

23 Source: Company data. 1. Reflects gender and racial / ethnic diversity. Annual Director Elections Majority Voting Standard For Election of Directors Director Resignation Policy Annual Director and Committee Assessments No poison pill or differential voting stock structure to chill shareholder participation Shareholders’ right to amend the charter and bylaws by simple majority vote Separate non-executive Chair and CEO roles and Lead Independent Director with strong role and significant governance duties Governance Highlights Board Independence and Diversity 86% Independent Directors 50% Diverse Independent Directors1 43% Female Directors 4 Fully Independent Committees Governance We are committed to acting with honesty and integrity and conducting all corporate opportunities in an ethical manner.

24 401K Plan 100% company match of up to a 6% contribution Insurance Health, dental, and vision insurance costs covered at 90% for employees and 80% for dependents Leave Ten weeks of paid maternity leave at 100% salary as well as four weeks of paid family bonding; Company also provides jury duty, witness leave, and military leave Paid Time Off A minimum of twenty-three PTO days Paid Holidays Fourteen days of paid holidays Employee Assistance 24/7 toll-free hotline to access confidential counseling on various physical and mental health needs Continuing Education Reimbursement for certifications, tuition, courses, and seminars for continuing professional education BenefitsWorkforce Diversity Source: Company data as of December 31, 2025. Social Responsibility Human capital management is the cornerstone of our ESG and corporate strategy. We believe in the value of a diverse workforce and inclusive culture. 47% Women 27% Ethnically Diverse

25 Source: Tenants within our portfolio that have public environmental, social, or governance initiatives as of December 31, 2025. Environmental Responsibility We are committed to fulfilling our responsibility as an outstanding corporate citizen.  16 of our top 20 tenants have corporate sustainability initiatives in place  44% of ABR represents top tenants with ESG initiatives  We incorporated green lease clauses in our standard lease form and as part of our corporate guidelines  We received Silver Level recognition from Green Lease Leaders for our efforts  We completed scope 1 and 2 greenhouse gas emissions inventory for our corporate headquarters  Corporate headquarters is LEED v4 O+M: EB Gold Certified, meeting strict guidelines set forth by the Environmental Protection Agency  Implementation of conservation practices in office Corporate Sustainability Initiatives from Tenants Greenhouse Gas Emissions Green Lease Clauses Sustainable Practices  We participated annually in GRESB Public Disclosure GRESB Public Disclosure

26 Financial Information and Non-GAAP Reconciliations

Three Months Ended December 31, Twelve Months Ended December 31, 2025 2024 2025 2024 REVENUES Rental revenue (including reimbursable) $ 49,362 $ 40,598 $ 182,136 $ 150,823 Interest income on loans receivable 3,140 3,103 12,625 11,561 Other revenue — 400 245 400 Total revenues 52,502 44,101 195,006 162,784 OPERATING EXPENSES Property 5,622 4,845 19,211 17,422 General and administrative 5,951 4,456 21,723 19,722 Depreciation and amortization 22,558 20,349 86,376 76,871 Provisions for impairment 3,737 12,633 17,268 29,969 Transaction costs 79 158 218 359 Total operating expenses 37,947 42,441 144,796 144,343 OTHER (EXPENSE) INCOME Interest expense, net (14,568) (8,576) (51,302) (30,324) Gain on sales of real estate, net 956 1,002 7,686 1,876 Loss on debt extinguishment — — (46) — Other income (expense), net 398 508 444 (1,944) Total other expense, net (13,214) (7,066) (43,218) (30,392) Net income (loss) before income taxes 1,341 (5,406) 6,992 (11,951) Income tax expense (13) (18) (54) (49) Net income (loss) 1,328 (5,424) 6,938 (12,000) Net income (loss) attributable to noncontrolling interests 8 (28) 37 (63) Net income (loss) attributable to common stockholders $ 1,320 $ (5,396) $ 6,901 $ (11,937) Amounts available to common stockholders per common share: Basic $ 0.02 $ (0.07) $ 0.08 $ (0.16) Diluted $ 0.02 $ (0.07) $ 0.08 $ (0.16) Weighted average common shares: Basic 83,765,362 81,585,762 82,702,387 76,517,767 Diluted 86,518,740 81,585,762 84,204,748 76,517,767 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data) 27

Three Months Ended December 31, Twelve Months Ended December 31, 2025 2024 2025 2024 GAAP Reconciliation: Net income (loss) $ 1,328 $ (5,424) $ 6,938 $ (12,000) Depreciation and amortization of real estate 22,484 20,275 86,081 76,560 Provisions for impairment 3,737 12,633 15,909 29,969 Gain on sales of real estate, net (955) (1,002) (7,686) (1,876) Funds from Operations (FFO) $ 26,594 $ 26,482 $ 101,242 $ 92,653 Non-recurring executive transition costs, severance, and related charges 44 148 124 1,643 Loss on debt extinguishment and other related costs — — 495 — Other non-recurring (gain) loss, net — (142) 1,314 2,934 Core Funds from Operations (Core FFO) $ 26,638 $ 26,488 $ 103,175 $ 97,230 Straight-line rent adjustments (1,530) (1,120) (4,793) (2,949) Amortization of deferred financing costs 971 558 3,136 2,230 Amortization of above/below-market assumed debt 29 29 114 114 Amortization of loan origination costs and discounts (145) (123) (342) (365) Amortization of lease-related intangibles (46) (95) (157) (458) Earned development interest 66 110 184 1,072 Capitalized interest expense (42) (97) (154) (806) Non-cash interest expense (income) 721 (841) 2,859 (3,789) Non-cash compensation expense 1,505 999 5,898 5,126 Adjusted Funds from Operations (AFFO) $ 28,167 $ 25,908 $ 109,920 $ 97,405 FFO per common share, diluted $ 0.31 $ 0.32 $ 1.20 $ 1.20 Core FFO per common share, diluted $ 0.31 $ 0.32 $ 1.23 $ 1.26 AFFO per common share, diluted $ 0.33 $ 0.32 $ 1.31 $ 1.26 Dividends per share $ 0.215 $ 0.210 $ 0.850 $ 0.830 Dividends per share as a percent of AFFO 65% 66% 65% 66% Weighted average common shares outstanding, basic 83,765,362 81,585,762 82,702,387 76,517,767 Operating partnership units outstanding 414,310 424,956 421,516 444,435 Unvested restricted stock units 486,236 142,686 285,694 123,992 Unsettled shares under open forward equity contracts 1,852,832 — 795,151 233,606 Weighted average common shares outstanding, diluted 86,518,740 82,153,404 84,204,748 77,319,800 Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 28

1. Adjustment reflects the estimated cash yield on developments in process as of December 31, 2025. 2. Adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2025, had occurred on October 1, 2025. 3. We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four. 4. Reflects 21,618,834 of unsettled forward equity shares at the December 31, 2025, available net settlement price of $17.26 per share. 5. Reflects 2,589,402 of shares sold at a weighted average net settlement price of $17.91 per share. Three Months Ended December 31, 2025 2024 GAAP Reconciliation: Net income (loss) $ 1,328 $ (5,424) Depreciation and amortization of real estate 22,484 20,275 Amortization of lease-related intangibles (46) (95) Non-real estate depreciation and amortization 75 75 Interest expense, net 14,568 8,576 Income tax expense 13 18 Amortization of loan origination costs and discounts (145) (123) EBITDA 38,277 23,302 Adjustments: Provisions for impairment 3,737 12,633 Gain on sales of real estate, net (955) (1,002) EBITDAre 41,059 34,933 Adjustments: Straight-line rent adjustments (1,530) (1,120) Non-recurring executive transition costs, severance and related charges 44 148 Other non-recurring gain, net — (142) Other non-recurring expenses, net 320 38 Transaction costs 79 158 Non-cash compensation expense 1,505 999 Adjustment for construction in process (1) 103 152 Adjustment for intraquarter investment activities (2) 2,911 1,910 Adjusted EBITDAre $ 44,491 $ 37,076 Annualized Adjusted EBITDAre (3) $ 177,964 Net Debt As of December 31, 2025 Principal amount of total debt $ 1,108,042 Less: Cash, cash equivalents and restricted cash (14,467) Net Debt $ 1,093,575 Less: Net value of unsettled forward equity (4) (373,095) Adjusted Net Debt $ 720,480 Less: Subsequent ATM Sales (5) (46,382) Pro Forma Adjusted Net Debt $ 674,098 Leverage Net Debt / Annualized Adjusted EBITDAre 6.1 x Adjusted Net Debt / Annualized Adjusted EBITDAre 4.0 x Pro Forma Adjusted Net Debt / Annualized Adjusted EBITDAre 3.8 x EBITDAre and Adjusted EBITDAre (unaudited, dollars in thousands) 29

Net Operating Income (unaudited, dollars in thousands) 1. Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including developments completed during the three months ended December 31, 2025, had occurred on October 1, 2025. Three Months Ended December 31, 2025 2024 GAAP Reconciliation: Net income (loss) $ 1,328 $ (5,424) General and administrative 5,951 4,456 Depreciation and amortization 22,558 20,349 Provisions for impairment 3,737 12,633 Transaction costs 79 158 Interest expense, net 14,568 8,576 Gain on sales of real estate, net (956) (1,002) Income tax expense 13 18 Amortization of loan origination costs and discounts (145) (123) Interest income on mortgage loans receivable (3,140) (3,103) Other income, net (295) (297) Property-Level NOI 43,698 36,241 Straight-line rent adjustments (1,530) (1,120) Amortization of lease-related intangibles (46) (95) Property-Level Cash NOI $ 42,122 $ 35,026 Adjustment for intraquarter acquisitions, dispositions, and completed development (1) 2,879 Property-Level Cash NOI Estimated Run Rate $ 45,001 Property Operating Expense Coverage Property operating expense reimbursement $ 4,092 $ 4,415 Property operating expenses (4,845) (5,064) Property operating expenses, net $ (752) $ (648) 30

December 31, 2025 2024 ASSETS Real estate, at cost: Land $ 772,417 $ 571,272 Buildings and improvements 1,590,714 1,400,393 Total real estate, at cost 2,363,131 1,971,665 Less accumulated depreciation (188,858) (143,422) Property under development 5,500 6,118 Real estate held for investment, net 2,179,773 1,834,361 Assets held for sale 40,976 48,637 Mortgage loans receivable, net 142,464 139,409 Cash, cash equivalents, and restricted cash 14,467 14,320 Lease intangible assets, net 173,440 164,392 Other assets, net 63,076 58,227 Total assets $ 2,614,196 $ 2,259,346 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 1,093,331 $ 622,608 Revolving credit facility — 239,000 Mortgage note payable, net 7,814 7,853 Lease intangible liabilities, net 16,910 20,177 Liabilities related to assets held for sale 1,016 1,912 Accounts payable, accrued expenses, and other liabilities 42,559 29,664 Total liabilities $ 1,161,630 $ 921,214 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 93,070,533 and 81,602,232 shares issued and outstanding as of December 31, 2025 and 2024, respectively $ 931 $ 816 Additional paid-in capital 1,701,572 1,507,995 Distributions in excess of retained earnings (251,926) (188,046) Accumulated other comprehensive (loss) income (4,565) 10,206 Total stockholders’ equity 1,446,012 1,330,971 Noncontrolling interests 6,554 7,161 Total equity 1,452,566 1,338,132 Total liabilities and equity $ 2,614,196 $ 2,259,346 Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 31

As of December 31, 2025 Debt Summary Fully Extended Maturity Principal Balance Fixed Rate SOFR Swap Interest Rate(1) Remaining Capacity Available Term (years) Unsecured revolver(2) January 15, 2030 $ — —% —% $ 499,850 4.0 2028 Term Loan February 11, 2028 200,000 2.63% 3.58% — 2.1 2029 Term Loan A(3) January 3, 2029 250,000 3.74% 4.69% — 3.0 2030 Term Loan A(4) January 15, 2030 175,000 2.40% 3.35% — 4.0 2030 Term Loan B(5) January 15, 2030 175,000 3.87% 4.82% — 4.0 2031 Term Loan March 25, 2031 200,000 3.44% 4.39% — 5.2 2032 Term Loan(6) September 24, 2032 100,000 3.45% 4.70% 150,000 6.7 Mortgage note(7) November 1, 2027 8,042 —% 4.53% — 1.8 Total / Weighted Average $ 1,108,042 3.26% 4.24% $ 649,850 3.9 Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands) 32 1. Rates presented exclude the impact of capitalized loan fee amortization. Effective December 30, 2025, the interest rate for the Unsecured revolver, 2032 Term Loan, and all other Term Loans included a borrowing spread of 0.85%, 1.25%, and 0.95%, respectively. 2. Interest rate reflects the all-in borrowing rate as of December 31, 2025. Facility fees are charged at an annual rate of 0.20% of the total facility size of $500 million, and are not included in the interest rate presented. The facility matures on January 15, 2029, and includes a one-year extension option. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 3. The term loan matures on July 3, 2026, and includes two one-year extension options and one six-month extension option. 4. The term loan matures on January 15, 2029, and includes a one-year extension option. Existing fixed rate SOFR expires in January 2027; the term loan is unhedged beyond that date. 5. The term loan matures on January 15, 2029, and includes a one-year extension option. 6. $200.0 million of the term loan is hedged at an all-in rate of 4.67%. The remaining $50.0 million is unhedged. The effective date for the SOFR swap shown is October 1, 2025. Subsequent SOFR swaps will take effect on January 2, 2026, and April 1, 2026, on $50.0 million respectively. 7. The mortgage note was assumed as part of an asset acquisition during the third quarter of 2022. $200 $250 $350 $500 $200 $100 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2026 2027 2028 2029 2030 2031 2032 Debt Maturity Schedule Term Loan RCF Capacity Mortgage Note $8 $150 Fixed vs. Floating Debt Fixed, 100%

As of December 31, 2025 Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 33.7% Fixed charge coverage ratio ≥ 1.50x 3.14x Maximum secured indebtedness ≤ 40.0% 0.2% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 36.8% Unencumbered interest coverage ratio ≥ 1.75x 3.33x Liquidity As of December 31, 2025 Unused Unsecured Revolver Capacity (1) $ 499,850 Cash, Cash Equivalents and Restricted Cash 14,467 Net Value of Unsettled Forward Equity (2) 373,095 Undrawn Term Loan Balance 150,000 Total Liquidity $ 1,037,412 Subsequent ATM Sales (3) 46,382 Total Pro Forma Liquidity $ 1,083,794 Equity Ending Shares/ Units Equity Market Capitalization % of Total Common shares (4) 93,070,533 $ 1,641,764 99.6 % OP units (4) 412,143 7,270 0.4 % Total 93,482,676 $ 1,649,034 100.0 % Enterprise Value As of December 31, 2025 % of Total Adjusted Net Debt $ 720,480 26.3 % Net Value of Unsettled Forwards 373,095 13.6 % Equity Market Capitalization 1,649,034 60.1 % Total Enterprise Value $ 2,742,609 100.0% 1. Remaining capacity reduced by $0.15 million for outstanding letters of credit. 2. Reflects 21,618,834 of unsettled shares under forward sale agreements at the December 31, 2025, weighted average net settlement price of $17.26 per share. 3. Reflects 2,589,402 of shares sold at a weighted average net settlement price of $17.91 per share. 4. Value is based on the December 31, 2025, closing share price of $17.64 per share. Debt, Capitalization, and Financial Ratios (cont’d) (unaudited, dollars in thousands) 33 As of December 31, 2025 Outstanding Forward Equity Offerings Shares Issued Shares Settled Shares Remaining Net Proceeds Received Anticipated Net Proceeds Remaining January 2024 Follow On 11,040,000 2,200,000 8,840,000 $ 37,890 $ 149,852 Q1 2024 ATM 107,500 — 107,500 — 1,854 Q2 2024 ATM 1,635,600 — 1,635,600 — 28,214 July 2025 Follow On 12,420,000 8,155,053 4,264,947 137,050 71,678 Q3 2025 ATM 1,045,195 — 1,045,195 — 18,711 Q4 2025 ATM 5,725,592 — 5,725,592 — 102,786 Total 31,973,887 10,355,053 21,618,834 $ 174,940 $ 373,095

Non-GAAP Measures and Definitions FFO, Core FFO, and AFFO The National Association of Real Estate Investment Trusts (“NAREIT”), an industry trade group, has promulgated a widely accepted non-GAAP financial measure of operating performance known as FFO. Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These include non-recurring executive transition costs, severance and related charges, other non-recurring losses (gains), and debt related transaction costs. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease-related intangibles, amortization of lease incentives, capitalized interest expense and earned development interest, non-cash interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO, and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO, and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO, and AFFO to be alternatives to net income as a reliable measure of our operating performance nor should you consider FFO, Core FFO, and AFFO to be alternatives to cash flows from operating, investing, or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO, and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including debt service obligations, capital improvements, and distributions to stockholders. FFO, Core FFO, and AFFO do not represent cash flows from operating, investing, or financing activities as defined by GAAP. Further, FFO, Core FFO, and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO, and AFFO. 34

Non-GAAP Measures and Definitions 35 EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre We compute EBITDA as earnings before interest expense, income tax expense, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre further adjusted to exclude straight-line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, debt related transaction costs, transaction costs, other non-recurring loss (gain), net, other non-recurring expenses (income) including lease termination fees, as well as adjustments for construction in process and for intraquarter activities. Annualized Adjusted EBITDAre is Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt, Adjusted Net Debt, and Pro Forma Adjusted Net Debt We calculate Net Debt as the principal amount of our total debt outstanding, excluding deferred financing costs, net discounts, and debt issuance costs, less cash, cash equivalents, and restricted cash available for future investment. We then adjust Net Debt by the net value of unsettled forward equity as of period end to derive Adjusted Net Debt. Further, we adjust Adjusted Net Debt by the value of any unsettled forward equity and at-the-market sales occurring subsequent to the period to derive Pro Forma Adjusted Net Debt. We believe excluding cash, cash equivalents, and restricted cash available for future investment from the principal amount of our total debt outstanding, together with the exclusion of the net value of unsettled forward equity as of period end and the net value of unsettled forward equity and at-the-market sales subsequent to the period, all of which could be used to repay debt, provides a useful estimate of the net contractual amount of borrowed capital to be repaid. We believe these adjustments are additional beneficial disclosures to investors and analysts. Enterprise Value We calculate Enterprise Value as the sum of our Adjusted Net Debt, market value of unsettled forwards, and equity market capitalization as of period end.

Non-GAAP Measures and Definitions (cont’d) 36 Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense, net, income tax expense, amortization of loan origination costs and discounts, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, debt related transaction costs, and other expense (income), net, including lease termination fees. We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions, and completed development to derive Property-Level Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, and Property-Level Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent for all leases that commenced and annualized cash interest for all executed mortgage loans as of December 31, 2025. Cash Yield is the annualized base rent contractually due from acquired properties and completed developments, and interest income from mortgage loans receivable, divided by the gross investment amount, gross proceeds in the case of dispositions, or loan repayment amount. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off- price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us. Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of leased investments divided by the total number of investments owned, excluding properties under development.

Non-GAAP Measures and Definitions (cont’d) 37 OP Units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.